UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001620305
COMM 2014-CCRE20 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

 Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-12	38-3939284 38-3939285 38-7120324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.

The Harwood Center Loan Combination, a portion of which is held by the Trust entity is serviced and administered pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2014 (the “COMM 2014-UBS5 PSA”), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, and Situs Holdings, LLC, as Operating Advisor.

Pursuant to Section 3.22 of the COMM 2014-UBS5 PSA, Section 3.22 of the Pooling and Servicing Agreement, dated as of October 1, 2014 (the “COMM 2014-CCRE20 PSA”), by and among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Wells Fargo Bank, National Association, as Master Servicer, Torchlight Loan Services, LLC (“TLS”), as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Paying Agent and Custodian, and Park Bridge Lender Services LLC, as Operating Advisor, and the Co-Lender Agreement, dated as of September 23, 2014, by and between UBS Real Estate Securities Inc., as Initial Note A-1 Lender and UBS Real Estate Securities Inc., as Initial Note A-2 Lender, Torchlight Investors, LLC (“Torchlight”), as the Controlling Class Representative and Directing Holder of the COMM 2014-CCRE20 Mortgage Trust with respect to the Harwood Center Mortgage Loan, has the right, in such capacities, at any time prior to the occurrence and continuance of a Control Termination Event (as defined in the COMM 2014-UBS5 PSA) (or if a Control Termination Event has occurred but is no longer continuing), to terminate the existing special servicer with respect to the Harwood Center Loan Combination, with or without cause, and to appoint a successor special servicer under the COMM 2014-UBS5 PSA with respect to the Harwood Center Loan Combination.

Torchlight terminated Rialto Capital Advisors, LLC as special servicer under the COMM 2014-UBS5 PSA with respect to the Harwood Center Loan Combination and appointed TLS as the successor special servicer under the COMM 2014-UBS5 PSA with respect to the Harwood Center Loan Combination, effective as of November 1, 2016.  Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2014-CCRE20 PSA.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

            (Registrant)

    Date:  November 7, 2016

            By:      /s/ Natalie Grainger

                        Name: Natalie Grainger

                        Title: Director

            By:      /s/ Matthew Smith

                        Name: Matthew Smith

       Title: Director